1 3Q23 Update (Nasdaq: BHRB) November 2023 On August 24, 2023, Burke & Herbert Financial Services Corp. (the “Company”) and Summit Financial Group, Inc. ("Summit") (Nasdaq: SMMF) announced the signing of a definitive agreement under which Summit will merge with and into the Company in an all-stock merger of equals. When the merger is completed, the combined organization will create a financial holding company with more than $8 billion in assets and more than 75 branches across Virginia, West Virginia, Maryland, Delaware, and Kentucky, with more than 800 employees serving our communities. Completion of the merger is subject to receiving the requisite approvals of the Company's and Summit's stockholders, receipt of all required regulatory approvals, and fulfillment of other customary closing conditions.

2 Cautionary Statement Regarding Forward-Looking Information This communication includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs, goals, intentions, and expectations of Burke & Herbert regarding the proposed merger of equals with Summit, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed merger; the expected cost savings, synergies, returns and other anticipated benefits from the proposed merger; and other statements that are not historical facts. Forward–looking statements are typically identified by such words as "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "will," "should," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward–looking statements speak only as of the date they are made; Burke & Herbert does not assume any duty, and does not undertake, to update such forward–looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward–looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Burke & Herbert. Such statements are based upon the current beliefs and expectations of the management of Burke & Herbert and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Burke & Herbert and Summit; the outcome of any legal proceedings that may be instituted against Burke & Herbert or Summit; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Burke & Herbert and Summit to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Burke & Herbert and Summit do business; certain restrictions during the pendency of the proposed transaction that may impact the parties' ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Summit's operations and those of Burke & Herbert; such integration may be more difficult, time-consuming, or costly than expected; revenues following the proposed transaction may be lower than expected; Burke & Herbert's and Summit's success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Burke & Herbert's issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency, or completion of the proposed transaction on the ability of Burke & Herbert and Summit to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses, generally; and risks related to the potential impact of general economic, political, and market factors on the companies or the

3 Cautionary Statement Regarding Forward-Looking Information proposed merger and other factors that may affect future results of Burke & Herbert and Summit; and the other factors discussed in the "Risk Factors" section of Burke & Herbert's Registration Statement on Form 10, as amended and as ordered effective by the SEC on April 21, 2023, and in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Burke & Herbert's Quarterly Report on Form 10–Q for the quarters ended March 31, 2023, June 30, 2023, September 30, 2023 and other reports Burke & Herbert files with the SEC. Additional Information and Where to Find It In connection with the proposed merger, Burke & Herbert filed a registration statement on Form S-4 with the SEC. The registration statement includes a joint proxy statement of Burke & Herbert and Summit, which also constitutes a prospectus of Burke & Herbert, that was sent to shareholders of Burke & Herbert and shareholders of Summit seeking certain approvals related to the proposed merger. The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF BURKE & HERBERT AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BURKE & HERBERT, SUMMIT AND THE PROPOSED MERGER. Investors and shareholders are able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Burke & Herbert and Summit, without charge, at the SEC's website www.sec.gov. Copies of documents filed with the SEC by Burke & Herbert are available free of charge in the "Investor Relations" section of Burke & Herbert's website, www.burkeandherbertbank.com. Participants in Solicitation Burke & Herbert and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information regarding Burke & Herbert's directors and executive officers is available in its Registration Statement on Form 10, as amended and as ordered effective by the SEC on April 21, 2023. Other information regarding the participants in the solicitation of proxies in respect of the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

4 Introduction • Thank you for your interest in Burke & Herbert Financial Services Corp. and its wholly owned subsidiary Burke & Herbert Bank & Trust Company. A proud and flourishing community institution, we are headquartered in Old Town Alexandria, Virginia and have served the banking, borrowing and investing needs of generations of businesses, organizations, families and individuals since 1852. Today, we are on a robust and exciting path of growth as we expand into new markets, develop and roll out next-generation digital banking services, and serve increasing numbers of customers. • As a true community bank, we are deeply tied to the people, neighborhoods and institutions where we live and work. Our employees form a diverse, dedicated, close-knit team that upholds a culture of customer service and forges strong and lasting relationships with our customers and shared communities. We are selective in our hiring, proud of the caliber of our people, and encourage a collegial environment in which each individual feels valued. • The Bank was founded by John Woolfolk Burke and Arthur Herbert in 1852 in Old Town Alexandria, and is the longest continuously operating bank in the Commonwealth. The Bank’s current Chair, E. Hunt Burke, represents the fifth generation of the Burke family to have a leadership role at the Bank.

5 Key Takeaways • Burke & Herbert Financial Services Corp. was established in September 2022 as the holding company for Burke & Herbert Bank & Trust Company, which has been offering banking services in Northern Virginia since 1852 • We have a seasoned executive management team and an experienced Board of Directors all focused on delivering long-term value for our shareholders • Our recent performance has been solid and we are well-positioned to execute our strategic plan to: - Profitably expand our market share - Transform our digital capabilities - Grow fee-based sources of revenue

Executive Team

Name	Role	Years in Banking	Years at BHB	Prior Institution Experience
David Boyle	Chair, CEO, President	25+ years	4 years	PNC Financial Services / National City Bank
Roy Halyama	EVP, Chief Financial Officer	25+ years	2 years	JP Morgan / PNC Financial Services / Fifth Third Bank
Jeffrey Welch	EVP, Chief Credit Officer	25+ years	9 years	TD Bank / Sandy Spring Bank
Joseph Collum	EVP, Branch & Business Banking	25+ years	25+ years	All with BHRB
Emily Debeniotis	EVP, Human Resources	25+ years	25+ years	All with BHRB
Shannon Rowan	EVP, Wealth Services	25+ years	12 years	Capital One Financial / Chevy Chase
Kendrick Smith	EVP, Operations	25+ years	3 years	Orrstown Bank / First National Community Bank
Alexis Santin	EVP, Payments & Digital Strategy	20+ years	4 years	Eagle Bancorp
Greg Mellors	EVP, Chief Lending Officer	25+ years	3 years	Wells Fargo
Jennifer Schmidt	EVP, Enterprise Risk	15+ years	8 years	Capital One Financial / BP Oil

Burke & Herbert Financial Services Corp.
6

Company Overview

Overview

- The Bank was founded in 1852, making us the oldest, continuously operating Bank in Virginia
- Our primary market area includes Virginia / Maryland / DC with 23 branches throughout Northern Virginia
- The Bank also offers a full suite of wealth management, trust, and private banking services as well as a digital investing program
- As of September 30, 2023 we had 404 employees

2023 Highlights

- On August 24, 2023, the Company announced a merger of equals with Summit Financial Group, Inc. of Moorefield, WV, and is expected to close in the first quarter of 2024, subject to the satisfaction of customary closing conditions, including regulatory and shareholder approvals
- Total loans increased to $2.1 billion, a 10% increase from December 31, 2022
- Total deposits remained relatively stable, ending the quarter at $3 billion
- The Company continues to be well-capitalized with a 16.4% CET1 ratio, a 17.5% total capital ratio and a leverage ratio of 11.3%

• CET1 – Common equity Tier 1

Financial Performance

	FY20	FY21	FY22	3Q23
Balance Sheet Highlights *(millions)*				
Assets	$ 3,425	$ 3,622	$ 3,563	$ 3,585
Gross Loans, (excluding HFS loans)	1,834	1,745	1,887	2,071
Investments	1,160	1,606	1,372	1,224
Deposits	2,789	2,933	2,920	2,986
Equity	385	390	273	271
Income Statement Highlights *(thousands)*				
Net Interest Income	$ 89,716	$ 96,603	$ 103,692	$ 71,455
Non-Interest Income	19,004	17,251	17,087	13,128
Total Revenue[1]	108,720	113,854	120,779	84,583
Non-Interest Expense	67,633	74,414	75,946	64,136
Net Income	26,499	36,165	44,013	17,614
Profitability Metrics *(percentage)*				
Return on Avg. Assets *(annualized)*	0.82	1.02	1.24	0.65
Return on Avg. Equity *(annualized)*	7.23	9.35	14.28	8.22
Net Interest Margin[1]	3.03	2.97	3.19	2.90
Efficiency Ratio	62.21	65.36	62.88	75.83
Loan to Deposit Ratio	65.74	59.49	64.62	69.35
Per Share Metrics				
Diluted Earnings	$ 3.55	$ 4.87	$ 5.89	$ 2.35
Cash Dividend	2.00	2.00	2.12	1.59
Tangible Book Value (TBV)[1]	51.67	52.48	36.82	36.46
TBV (ex. securities AOCI)[1]	47.79	50.74	54.45	55.18

(1) Non-GAAP measure. All non-GAAP reconciliations are provided in the appendix.
Note: 2023 results presented as of the quarter end or for the year to date ending, as applicable.

Burke & Herbert Financial Services Corp.

7

Loan Portfolio as of 3Q23 ($ in 000s)



Portfolio
$2,070,616
Residential
$525,558
27%
59%
Commercial
Real Estate
$1,260,653
6%
Owner-occupied
CRE $123,496
Consumer $2,803
5%
AC&D $96,535
3%
Commercial &
Industrial
$61,571

Loan Segment	Variable	Fixed
Commercial Real Estate	$ 241,611	$ 1,019,042
Residential	218,428	307,130
Owner-occupied CRE	7,296	116,200
AC&D	65,883	30,652
Commercial & Industrial	17,644	43,927
Consumer	1,226	1,577
	$ 552,088	$ 1,518,528

- CRE – Commercial Real Estate
- AC&D – Acquisition, Construction & Development

Commercial Real Estate Category	$	%
Retail Real Estate	$ 314,259	25%
Office Buildings / Condos	212,440	17%
Industrial / Warehouse	201,198	16%
Hotels / Motels	157,845	12%
Multi-Family	148,363	12%
Restaurants and Gas Stations	58,917	5%
Self-Storage	58,241	5%
Nursing-Assisted Living	38,651	3%
Other	70,739	5%
	$ 1,260,653	100%

- The commercial real estate portfolio is diversified across asset classes with the majority being within the retail real estate sector
- The loan geographic footprint is spread across the greater DC / Maryland / Virginia (DMV) area with minimal exposure to both Washington D.C. proper and government-dependent occupancy
- In line with our overall strategy, we are focused on commercial & industrial loan growth and greater portfolio granularity
- Unused commitments totaled approximately $269 million and include 20% of unconditionally cancelable commitments

Burke & Herbert Financial Services Corp.

8

Security Portfolio as of 3Q23 ($ in 000s)

Portfolio FV
$1,224,395



Other
$7,935
1%
Asset-backed
$81,172
7%
U.S Treasury & agency $172,982
13%
Non-Agency CMBS
$173,344
13%
Agency CMBS
$35,539
4%
34%
Municipal
$429,479
Non-Agency RMBS
$282,108
24%
4%
Agency RMBS
$41,836

Category	Net Unrealized Losses	Amortized Cost	WA Yield
U.S Treasury & agency	$ 24,328	$ 197,310	1.36%
Municipal	107,406	536,885	2.11
Agency RMBS	5,658	47,494	3.66
Non-Agency RMBS	25,655	307,763	3.64
Agency CMBS	1,335	36,874	5.17
Non-Agency CMBS	8,500	181,844	4.94
Asset-backed	1,639	82,811	6.27
Other	1,565	9,500	5.13
	$ 176,086	$1,400,481	3.11%

- Portfolio duration is approximately 4 years
- 75% of unrealized losses have a duration of approximately 5.8 years; remainder less than 3 years
- Unrealized losses are the result of the interest rate environment
- AOCI accretion expected to be approximately 6.3% per quarter assuming a stagnant interest rate environment
- The current portfolio is held as available-for-sale and there is no intent to reclassify any part
- Majority of non-agency CMBS and ABS are equity enhanced through structure and credit support

- FV – Fair Value
- CMBS – Commercial Mortgage-Backed Security
- RMBS – Residential Mortgage-Backed Security

- WA – Weighted Average
- AOCI – Accumulated Other Comprehensive Income
- ABS – Asset-backed security

Burke & Herbert Financial Services Corp.
9

10 Funding Sources as of 3Q23 ($ in 000s) • Loans to deposits ratio of 69.4% and Loans + Securities to Deposits ratio of 110.4% • Brokered deposits represent 13.0% of total deposits • Uninsured deposits totaled $670.7 million, representing 22.5% of total deposit balance • Borrowings totaled $299.0 million with remaining capacity of $883.5 million • Stress tests are performed on liquidity and capital on a quarterly basis in partnership with ALM consultant • We believe we have ample liquidity to withstand significant stress Demand (non- interest) $853,385 Demand (interest) $530,360 Money market & savings $927,035 Brokered CDs $389,018 Time deposits & other $285,820 Deposits $2,985,618 Category Average Rate Demand (non-interest bearing) - Demand (interest bearing) 0.37% Money market & savings 1.53% Brokered certificates of deposit 4.55% Time deposits & other 1.53% 1.20% 33% 13% 7% 30% 17%

Capital Trends as of 3Q23



Common Equity Tier 1 Ratio
16.2%
17.6%
18.0%
16.4%
FY20
FY21
FY22
3Q23



Total Capital Ratio
17.5%
18.8%
18.9%
17.5%
FY20
FY21
FY22
3Q23



Tier 1 Capital Ratio
16.2%
17.6%
18.0%
16.4%
FY20
FY21
FY22
3Q23



Average Equity to Average Assets
11.3%
10.9%
8.7%
7.9%
FY20
FY21
FY22
3Q23

Capital Management

- We take a forward-looking, disciplined approach to capital management that emphasizes acceptable risk-adjusted returns over the long-term
- Our capital management priorities include
  - Supporting customers
  - Funding business investments
  - Maintaining appropriate capital in light of economic conditions and regulatory expectations
  - Returning excess capital to shareholders
- Modeled stress scenarios include evaluating the impact of deposit shocks, interest rate scenarios, and general balance sheet repositioning
- Stress scenarios result in capital levels well above well-capitalized levels
- Including the impact of AOCI our capital ratios as of 3Q23 would be the 10.7% (for CET 1 and Tier 1 Capital) and 11.7% (Total Capital)
- Capital ratios are for Burke & Herbert Financial Services Corp. for 2023 and 2022. Prior to 2022, they are for Burke & Herbert Bank & Trust Company

Burke & Herbert Financial Services Corp.

11

12 Asset Quality as of 3Q23 • Our objective is to maintain a moderate risk profile through the economic cycle • Credit risk management is embedded in our risk culture and in our decision-making processes - Managed through specific policies and processes - Measured and evaluated against our risk appetite and credit concentration limits - Reported, along with specific mitigation activities, to management and the Board of Directors through our governance structure • Underwriting guidelines are adjusted to reflect current market conditions • Loan reviews include ongoing monitoring procedures that involve additional stress testing of interest rate movements and collateral performance Credit Management 1.78% 1.82% 1.11% 1.26% FY20 FY21 FY22 3Q23 Allowance coverage ratio 0.22% 0.18% FY20 FY21 FY22 3Q23 NCOs / Average Loans 1.54% 1.50% 0.29% 0.14% FY20 FY21 FY22 3Q23 NPLs / Total Loans •NCOs – Net charge-offs •NPLs – Non-performing loans 116.0% 121.0% 383.0% 914.3% FY20 FY21 FY22 3Q23 Allowance for Credit Losses / NPLs

13 Final Burke & Herbert Standalone Thoughts • Burke & Herbert Financial Services Corp. was established in September 2022 as the holding company for Burke & Herbert Bank & Trust Company • Burke & Herbert Bank & Trust Company is a $3.6 billion growth-oriented commercial bank headquartered in Alexandria, Virginia • We have a seasoned executive management team and an experienced Board of Directors all focused on executing our strategy • Our August 24, 2023 announced merger with Summit Financial Group, Inc. remains on track for a first quarter 2024 close, subject to receiving the requisite approvals of the Company’s and Summit’s stockholders, receipt of all required regulatory approvals, and fulfillment of other customary closing conditions

14 Burke & Herbert Financial Services Corp. (Nasdaq: BHRB) Merger of Equals with Summit Financial Group, Inc. (Nasdaq: SMMF) Previously Announced on August 24th, 2023

Strategic Rationale

Burke & Herbert

Summit FINANCIAL GROUP

1. Scale: Creates a ~$8 billion bank with >75 branch locations across an attractive 5-state Mid-Atlantic and Southeast footprint
2. Management Strength: Culturally compatible organizations with combined management depth supportive of growth to $10 billion of assets and beyond
3. Strategically Compelling: Strong pro forma profitability, complementary strengths and enhanced strategic positioning, particularly in Virginia, West Virginia, and Maryland
4. Balance Sheet Flexibility: >$600 million of marked securities able to be converted to immediate liquidity with no negative capital implications
5. Investment in Franchise: >$115 million combined earnings stream and strong capital position provide runway for future investment and growth

15

Creating a Diversified, High Performing Community Banking Institution

Mid-Atlantic & Southeast Franchise With Scale[1]

$8.1bn
Assets

$5.6bn
Gross Loans

$6.7bn
Deposits

Attractive Deposit Franchise

>75
Branches

#3
Largest Bank Headquartered in Virginia by Assets[2]

Top 10
Deposit Market Share in Both Virginia and West Virginia

Peer Leading Performance[3]

~1.4%
Est. 2024 ROAA

~22%
Est. 2024 ROATCE

Exceptional Return Metrics

>$115mm
Est. First Full Year Net Income [4]

1.2 Year
TBV Earnback [3]

$7.90
Est. First Full Year EPS [4]



BHRB
SMMF
Morgantown
Martinsburg
Maryland
Washington D.C.
Delaware
Moorefield
West Virginia
Huntington
Charleston
Harrisonburg
Lexington
Virginia
Kentucky
Bluefield
Richmond

The combination of BHRB and SMMF creates a <u>high-performing</u> Mid-Atlantic & Southeast community bank with more than 75 branches across VA, WV, MD, DE and KY

Source: S&P Global Market Intelligence. Data as of or for most recent quarter available
Note: Deposit Market Share (DMS) data as of 6/30/2022 and estimated pro forma for pending or recently completed acquisitions
(1) Excludes purchase accounting adjustments
(2) Excludes Capital One Financial Corporation
(3) Based on internal estimates for BHRB, consensus Street estimates for SMMF, assumed cost savings with 50% phase in 2024 and purchase accounting adjustments; Assumes 1/1/2024 close; Earnback reflects crossover method
(4) Assumes fully realized cost savings

16

Combined Leadership: *Executive Management Bios*

David Boyle
Chief Executive Officer



- Served as the President and CEO of BHRB since 2020, prior to which he was the President and COO after joining in 2019
- Named Chair of the Board in 2023
- Served as EVP and CFO at Orrstown Bank prior to joining BHRB

Charlie Maddy
President



- Served as the President and Chief Executive Officer of SMMF since 1994
- Served as a member of the Board of Directors since 1993 and as CEO of Summit Community Bank, Inc. since 2013

Roy Halyama
Chief Financial Officer



- Served as the EVP and CFO of BHRB since joining in 2021
- Previously served as the CFO of PNC Capital Finance
- Has 30+ years of experience in various other finance related roles

Rob Tissue
EVP of Financial Strategy



- Served as EVP and CFO at SMMF
- Since joining in 1998, had previously served as the Senior VP and CAO
- Has 30+ years of experience; before joining SMMF he worked in public accounting at Arnett Carbis Toothman

Joe Hager
Chief Operating Officer



- Served as EVP and CRO of SMMF since 2022, and served as EVP and CRO of Summit Community Bank, Inc. since 2023
- Joined SMMF in 2016, serving as the Chief Audit Officer

Jeff Welch
Chief Credit Officer



- Served as Chief Credit Officer, EVP and Chair of the Loan Committee at BHRB
- Previously served as its SVP in the years since joining the Bank in 2014
- Has over 40 years of experience working in credit and lending

Danyl Freeman
EVP & Chief HR Officer



- Served as EVP & Chief Human Resources Officer since 2019
- Began career at SMMF in 1991 and has overseen HR functions since 1997
- Teaches classes at the WV School of Banking, one being Principles of Banking

Jennifer Schmidt
Chief Risk Officer



- Served as the Chief Compliance Officer for BHRB since joining in 2014
- Previously served as the Principal VP of Compliance until being promoted to SVP in 2021 and then EVP in 2023
- Has over 30 years of experience

Brad Ritchie
Chief Lending Officer



- Served as EVP of SMMF and President of the subsidiary, Summit Community Bank, Inc. since 2012
- Joined SMMF in 2008, prior to which he served as Regional President at United Bank

Shannon Rowan
Director of Trust & Wealth Mgmt.



- Served as Director of Trust & Wealth Management and EVP at BHRB
- Previously worked as SVP after joining BHRB in 2011
- Served as an area director of financial advisors prior to start at BHRB

17

18 (1) Assumes removal of all purchase accounting rate marks (Loans, Securities, AOCI, Leases, Deposits, Subordinated Debt and Preferred Equity) (2) Shown for illustrative purposes; Contemplates potential new FASB accounting implementation (3) Tangible book value earnback calculated using the crossover method Pro Forma Financial Impact Earnings Impact TBV Impact Pro Forma Capital GAAP Financial Results Financial Results Excluding AOCI and Rate Marks (1) 71% 2024E EPS Accretion 92% 2025E EPS Accretion GAAP Financial Results Excluding CECL Day-2 Double Count (2) 12.7% Dilution at Close 1.2 Year Earnback(3) 6.4% TCE / TA 8.1% Leverage Ratio 10.4% CET1 Ratio 12.5% TRBC Ratio 30% 2024E EPS Accretion 49% 2025E EPS Accretion 4.1% Accretion at Close 7.5% TCE / TA 9.3% Leverage Ratio 11.9% CET1 Ratio 14.4% TRBC Ratio 63% 2024E EPS Accretion 86% 2025E EPS Accretion 10.5% Dilution at Close 1.1 Year Earnback(3) 6.6% TCE / TA 8.3% Leverage Ratio 10.7% CET1 Ratio 12.5% TRBC Ratio

Combined Footprint

✓ *Indicates higher than U.S. National Average* [(1)]

Key Combined Markets of Operation

Greater Washington D.C.



Capital of the U.S.

- Population: **6.44mm**
- Pop. CAGR: **1.01%** ✓
- Proj. Pop. CAGR: **0.54%** ✓
- Median HHI: **$118k** ✓
- Proj. Median HHI: **$132k** ✓

PF Deposits: $3.2bn
PF DMS: 1.07%

Charleston, WV



Capital of West Virginia

- Population: **252k**
- Median HHI: **$52k**
- Proj. Median HHI: **$60k**

PF Deposits: $270mm
PF DMS: 3.42%

Eastern Shore of MD [(2)]



- Population: **70k**
- Pop. CAGR: **0.24%**
- Median HHI: **$75k** ✓
- Proj. Median HHI: **$81k**

PF Deposits: $198mm
PF DMS: 7.60%

Hagerstown-Martinsburg, MD-WV



- Population: **302k**
- Pop. CAGR: **0.88%** ✓
- Proj. Pop. CAGR: **0.70%** ✓
- Median HHI: **$68k**
- Proj. Median HHI: **$74k**

PF Deposits: $176mm
PF DMS: 3.13%

Winchester, VA-WV



Fastest Growing Metro in VA

- Population: **147k**
- Pop. CAGR: **1.04%** ✓
- Proj. Pop. CAGR: **0.95%** ✓
- Median HHI: **$82k** ✓
- Proj. Median HHI: **$93k** ✓

PF Deposits: $148mm
PF DMS: 3.63%

Huntington-Ashland, WV-KY-OH



- Population: **354k**
- Median HHI: **$54k**
- Proj. Median HHI: **$59k**

PF Deposits: $135mm
PF DMS: 1.77%

Harrisonburg, VA



- Population: **137k**
- Pop. CAGR: **0.70%** ✓
- Proj. Pop. CAGR: **0.57%** ✓
- Median HHI: **$70k**
- Proj. Median HHI: **$81k**

PF Deposits: $100mm
PF DMS: 2.83%

Lexington-Fayette, KY



Horse Capital of the World

- Population: **523k**
- Pop. CAGR: **0.79%** ✓
- Proj. Pop. CAGR: **0.52%** ✓
- Proj. Median HHI: **$77k**

PF Deposits: $88mm
PF DMS: 0.54%

Salisbury, MD-DE



- Population: **436k**
- Pop. CAGR: **1.19%** ✓
- Proj. Pop. CAGR: **1.03%** ✓
- Median HHI: **$68k**
- Proj. Median HHI: **$74k**

PF Deposits: $35mm
PF DMS: 0.30%

Source: S&P Global Market Intelligence. Pro forma combined deposit balances exclude purchase accounting adjustments. Deposit market share (DMS) data is as of 6/30/2022 and is pro forma for pending or recently completed acquisitions. Current population and HHI metrics are for the year 2023. Population CAGR is based on 2010 through 2023; Projected population and HHI CAGRs are based on 2023 actual through 2028 projected

(1) U.S. National Benchmark defined as the median for HHI metrics and as the growth rate pertaining to the total U.S. population for population CAGR metrics; U.S. population CAGR is 0.62%; U.S. projected population CAGR is 0.42%; U.S. median HHI is $74k; U.S. projected HHI is $83k

(2) Eastern Shore of MD is made up of the Easton, MD and Cambridge, MD MSAs; Median HHI calculated using a weighted average based on pro forma deposits

19

Diversified Pro Forma Loan Composition

BHRB



Consumer & Other 2.7%
Commercial & Industrial 3.0%
Construction 4.6%
Non-Owner Occupied CRE 59.9%
Residential R.E. 23.6%
$2.0bn
Owner Occupied CRE 6.2%

SMMF



Non-Owner Occupied CRE 35.1%
Commercial & Industrial 13.0%
Consumer & Other 8.5%
$3.6bn
Construction 12.0%
Owner Occupied CRE 14.4%
Residential R.E. 16.9%

Pro Forma



Non-Owner Occupied CRE 44.0%
Commercial & Industrial 9.4%
Consumer & Other 6.4%
$5.6bn
Construction 9.4%
Residential R.E. 19.3%
Owner Occupied CRE 11.5%

BHRB
Yield on Loans: 5.13%
Loans / Deposits: 66.7%
Cycle Beta: 22.2%(1)
Floating Rate: 26.4%
Reg. CRE Concentration: 292%(2)

SMMF
Yield on Loans: 6.20%
Loans / Deposits: 95.1%
Cycle Beta: 37.1%(1)
Floating Rate: 30.3%
Reg. CRE Concentration: 308%(2)

Pro Forma
Yield on Loans: 5.82%
Loans / Deposits: 82.4%
Weighted Cycle Beta: 31.7%(1)
Weighted Floating Rate: 28.9%

Source: S&P Global Market Intelligence. Loan data per consolidated regulatory filings as of 6/30/2023. Pro forma BHRB / SMMF loan balances exclude purchase accounting adjustments. Loan balances may not add to 100% due to rounding
Note: Yield on Loans, Loan / Deposit ratio, Cycle Beta and Floating Rate data per GAAP filings as of 6/30/2023
(1) Represents the difference between Q4 '2021 and Q2 '2023 in the indicated yield or cost metric divided by 5.16%, or the change in the federal funds rate between 12/15/2021 and 6/30/2023
(2) Commercial real estate loans as defined in the regulatory agencies guidance on commercial real estate (CRE) as a percent of total risk-based capital

20

Pro Forma Deposit Composition

BHRB



$3.0bn
Retail Time Deposits 16.9%
Jumbo Time Deposits 4.2%
MMDA & Other Savings 32.0%
Demand Deposits 29.2%
NOW & Other Trans. Accts 17.8%

Cost of Deposits: 1.33%
Cycle Beta: 25.8%(1)
% Uninsured: 22.7%(2)
Brokered Deposits: 12.9%

SMMF



MMDA & Other Savings 46.2%
$3.7bn
Retail Time Deposits 8.3%
Jumbo Time Deposits 5.6%
NOW & Other Trans. Accts 21.7%
Demand Deposits 18.2%

Cost of Deposits: 1.92%
Cycle Beta: 34.3%(1)
% Uninsured: 31.8%(2)
Brokered Deposits: 1.5%

Pro Forma



MMDA & Other Savings 39.8%
Retail Time Deposits 12.1%
$6.7bn
Jumbo Time Deposits 5.0%
Demand Deposits 23.1%
NOW & Other Trans. Accts 20.0%

Cost of Deposits: 1.66%
Weighted Cycle Beta: 30.5%(1)
% Uninsured: 27.7%(2)
Brokered Deposits: 6.6%

Source: S&P Global Market Intelligence; Deposit data per consolidated regulatory filings as of 6/30/2023. Pro forma BHRB / SMMF deposit balances exclude purchase accounting adjustments. Deposit balances may not add to 100% due to rounding
Note: Cost of Deposits, Cycle Beta and Brokered Deposit data per GAAP filings; Uninsured Deposit data per regulatory filings as of 6/30/2023. Retail Time Deposits < $100k and Jumbo Time Deposits >$100k

(1) Represents the difference between Q4 '2021 and Q2 '2023 in the indicated yield or cost metric divided by 5.16%, or the change in the federal funds rate between 12/15/2021 and 6/30/2023
(2) Estimated uninsured deposit data as of 6/30/2023

21

Pro Forma Net Income Reconciliation

Pro Forma Earnings Reconciliation

Dollars in millions, except per share data		2024E Pro Forma	
Combined Net Income to Common [(1)]		**86.2**	
After - Tax Transaction Adjustments			
Cost Savings - Fully Realized		14.6	
Opportunity Cost of Cash		(1.8)	
Benefit of Trust Preferred Redemption [(2)]		0.4	
Accretion of HTM Interest Rate Mark and AOCI		8.1	
Accretion of Other Interest Rate Marks		18.2	
Accretion of Non-PCD Credit Mark		5.1	
Core Deposit Amortization from Transaction		(12.7)	
Pro Forma Net Income to Common	**$**	**118.1**	
Pro Forma Average Diluted Shares		**14.9**	**Price / PF EPS** [(3)]
Pro Forma EPS - Incl. Rate Accretion		**$7.90**	**6.3x**

Earnings Buildup ($mm)



$86.2
$21.3
$23.3
($12.7)
$118.1
Combined Net Income to Common
Cost Savings, Securities Related Accretion & BS Repositioning (4)
Other Accretion & Rate Mark Related Adjustments(5)
CDI Impacts
Pro Forma Net Income

Source: S&P Global Market Intelligence, FactSet Research Systems

(1) Based on internal company estimates for BHRB and consensus 2024 estimates for SMMF, as adjusted for loss of income from interest rate derivative positions
(2) Assumes redemption of SMMF's $19.6mm Trust Preferred at close
(3) Based on BHRB's market price of $49.98 as of 8/23/2023
(4) Includes cost savings, opportunity cost of cash, benefit of trust preferred redemption and accretion of HTM securities interest rate mark and AOCI
(5) Includes accretion of interest rate marks on loans, leases, time deposits and subordinated debt and non-PCD credit mark

22

23 (1) Based on BHRB’s market price of $49.98 as of 8/23/2023 Transaction Overview Merger Structure  Merger of Equals  Accounting and Legal Acquirer: Summit Financial Group, Inc. (SMMF) merges into Burke and Herbert Financial Services Corp. (BHRB), with BHRB surviving as the bank holding company and deemed to be the acquiring entity  Bank Merger: Summit Community Bank, Inc. merges into Burke & Herbert Bank & Trust Company, with Burke & Herbert Bank & Trust Company surviving as the bank charter Ownership  Approximately 50% BHRB / 50% SMMF Structure & Exchange Ratio  100% stock consideration  0.5043x of a BHRB share for each SMMF share; Implied price per share $25.20 (1)  Aggregate transaction value of $371.5mm (1) Senior Executives  Chair & CEO Holding Company: David Boyle (BHRB)  President: Charlie Maddy (SMMF)  Chief Financial Officer: Roy Halyama (BHRB)  EVP of Financial Strategy: Rob Tissue (SMMF)  Chief Credit Officer: Jeff Welch (BHRB)  Chief Operating Officer: Joe Hager (SMMF) Board Composition  16 directors, comprised of eight from each of BHRB and SMMF  Vice Chair: Oscar Bean from SMMF Brand & Headquarters  Burke & Herbert Bank & Trust  Headquarters: Alexandria, VA  Major operations center: Moorefield, WV Timing & Approvals  Anticipated closing in Q1 2024  Subject to BHRB and SMMF shareholder approvals and required regulatory approvals

24 Key Assumptions Earnings Assumptions  BHRB’s earnings per internal company estimates  SMMF’s earnings per Street consensus estimates, as adjusted for lost income from interest rate derivative positions Merger Costs  One-time merger expenses of approximately $45.5 million after-tax Synergies  Cost savings of approximately 11% of combined noninterest expense — Phased in 50% in 2024 and 100% thereafter Loan Credit Marks  Gross credit mark: $40.5 million — Non-PCD loan credit mark: $16.6 million, accreted back into earnings over 4 years sum of the years digits — PCD loan credit mark: $24.0 million — Day-2 CECL reserve equal to $16.6 million AOCI  After-tax negative AOCI of approximately $35.0 million is accreted back into earnings straight-line over 5 years Other Purchase Accounting Marks (pre-tax)  Loan portfolio write-down of $122.3 million accreted straight-line over 3.5 years (mark is net of remaining marks from SMMF’s PSB Holding Corp. acquisition)  HTM securities portfolio write-down of $8.1 million accreted straight-line over 6 years  Favorable lease write-up of $1.2 million amortized sum of the years digits over 5 years  Deposit portfolio (time deposits) write-down of $15.3 million accreted sum of the years digits over 3 years (mark is net of remaining marks from SMMF’s PSB Holding Corp. acquisition)  Subordinated debt write-down of $24.2 million amortized straight-line over 7.5 years  Preferred equity fair value discount of $5.6 million Other Assumptions  $66.0 million core deposit intangible amortized sum of the years digits over 7 years  Assumes redemption of SMMF Trust preferred at close  Pre-tax cost of cash of 5.25%  Assumes marginal tax rate of 23.0%

25 Total Revenue: Total revenue is a non-GAAP measure and is derived from net interest income plus total non-interest income. We believe that total revenue is a useful tool to determine how the Company is managing its business and how stable our revenue sources are from period to period. Appendix: Notes on non-GAAP financial measures Total Revenue (thousands) December 31, 2020 December 31, 2021 December 31, 2022 September 30, 2023 (YTD) Net Interest Income $ 89,716 $ 96,603 $ 103,692 $71,455 Add: Total Non-interest Income 19,004 17,251 17,087 13,128 Total Revenue (non-GAAP) $ 108,720 $ 113,854 $ 120,779 $84,583

26 Appendix: Notes on non-GAAP financial measures Net Interest Margin: The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use net interest income on a fully taxable-equivalent (FTE) basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. FTE net interest income is calculated by adding the tax benefit on certain financial interest earning assets, whose interest is tax-exempt, to total interest income then subtracting total interest expense. Management believes FTE net interest income is a standard practice in the banking industry, and when net interest income is adjusted on an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income and this adjustment is not permitted under GAAP. Taxable-equivalent net interest income is only used for calculating net interest margin. The fully taxable equivalent net interest income is annualized and then is divided by the average earning assets to calculate net interest margin. The tax-rate used for this adjustment is 21%. Net interest income shown elsewhere in this presentation is GAAP net interest income. Tax-Equivalent Net Interest Income (thousands) December 31, 2020 December 31, 2021 December 31, 2022 September 30, 2023 (YTD) Interest Income – Loans $ 78,262 $ 73,170 $ 73,640 $74,485 Interest Income – Securities (taxable) 13,288 17,537 29,616 28,130 Interest Income – Securities (tax-exempt) 8,737 9,907 8,940 4,243 Interest Income – Other 710 206 437 1,858 Interest Expense – Deposits 9,696 2,746 3,742 26,708 Interest Expense – Borrowed Funds 1,579 1,432 5,136 10,495 Interest Expense – Other 6 39 63 58 Total Net Interest Income $ 89,716 $ 96,603 $ 103,692 $71,455 Add: Tax benefit on Interest Income – Securities (tax- exempt) 2,322 2,634 2,375 1,128 Total Tax-Equivalent Net Interest Income (non-GAAP) $ 92,038 $ 99,237 $ 106,067 $72,583 Average earning assets $3,042,533 $3,341,443 $3,327,272 $3,349,598 Net interest Margin (percentage) (non-GAAP) 3.03 2.97 3.19 2.90

27 Tangible Book Value per share (TBVPS) & TBVPS (excluding Securities AOCI): TBVPS represents the Company’s tangible common equity at period-end divided by common shares at period-end. Currently, there are no adjustments from common equity to determine tangible common equity for the periods presented. TBVPS (excluding Securities AOCI) is tangible common equity defined above less tax-effected accumulated securities other comprehensive income. Tangible book value per common share (thousands, except share data) December 31, 2020 December 31, 2021 December 31, 2022 September 30, 2023 (YTD) Total shareholders’ equity $ 384,877 $ 389,627 $ 273,453 $270,819 Less: Adjustments ̶ ̶ ̶ ̶ Tangible common equity (non-GAAP) $ 384,877 $ 389,627 $ 273,453 $270,819 Less: Securities AOCI 28,905 12,975 (130,875) (139,108) TCE less Securities AOCI (non-GAAP) $ 355,972 $ 376,652 $ 404,328 $409,927 Ending common shares outstanding 7,448,080 7,423,760 7,425,760 7,428,710 Tangible book value per share (TBVPS) $ 51.67 $ 52.48 $ 36.82 $36.46 TBVPS less Securities AOCI $ 47.79 $ 50.74 $ 54.45 $55.18 Appendix: Notes on non-GAAP financial measures